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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
March 9, 2005

ENXNET, INC.
 (Exact name of registrant as specified in its charter)

Oklahoma	000-30675	73-1561191
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer ID)

11333 E. Pine Street, Suite 75
Tulsa, Oklahoma 74116
(Address of principal executive offices and Zip Code)

(918) 592-0015
 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01     REGULATION FD DISCLOSURE

EnXnet, Inc. announces it has filed for Utility and Design Patent rights for its ThinDisc(c). While the ThinDisc(c) has many applications, a primary and high-volume use is stored-value cards that combine magnetic stripe and bar code data with optical media, in either Compact Disc (CD) or Digital Video Disc (DVD) format. A stored-value cared include, but are not limited to, prepaid phone, event tickets, debit, room key, gift, merchandise, promotion and incentive cards.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

	99.1	Press release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 9th day of March, 2005.

ENXNET INC.

BY:	/s/ Ryan Corley
Ryan Corley
President, Principal Executive Officer, and a member of the Board of Directors.